Other assets (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Current
Deposits	$ 1,293	$ 1,928
Prepayments	1,009	2,917
Loans and interest receivable, net	1,672	726
Bank interest receivable	21	37
VAT recoverable	1,473	1,411
Others	1,287	1,028
Total other current assets	6,755	8,047
Non-current
Rental deposits	450	522
Loans receivable, net		6,073
Prepayment		1,034
Total other non-current assets	$ 450	$ 7,629